                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2002
                                ----------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                          1-2394                  13-3768097
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(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                   File Number)             Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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            On January 10, 2002, Wheeling-Pittsburgh Steel Corporation ("WPSC"),
an indirect wholly-owned  subsidiary of WHX Corporation ("WHX"),  issued a press release,  which is set  forth as  Exhibit  99.1 to this  Current  Report  and is incorporated by reference herein, announcing the development of a financial plan to provide resources to WPSC for its operations.

            Forward-Looking Statements

            This report contains certain  forward-looking  statements within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking statements involve risks and uncertainty.  Although WHX believes that the assumptions underlying the forward-looking  statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the  forward-looking  statements included in this press release will prove to be  accurate.  In light of the  significant  uncertainties inherent in the  forward-looking  statements  included herein,  the inclusion of such information  should not be regarded as a representation by WHX or any other person that the objectives and plans of WHX will be achieved.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

              (c)    Exhibits

                     Exhibit No.    Exhibits
                     -----------    --------

                       99.1         Press Release of  Wheeling-Pittsburgh  Steel
                                    Corporation dated January 10, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHX CORPORATION

Dated: January 11, 2002                       By:   /s/ Robert K. Hynes
                                                    -------------------
                                              Name: Robert K. Hynes
                                              Title:Vice President - Finance

                                  EXHIBIT 99.1

               Wheeling-Pittsburgh Steel Announces Development of
                            Financial Support Package

WHEELING,  W.Va.,  January 10,  2002 --  Wheeling-Pittsburgh  Steel  Corporation
tonight  announced  that it has  developed  a $27.2  million  plan of  financial support  that will allow it to  survive  its cash  crisis.  If  approved  by its various participants, the financial package will provide the resources to enable
Wheeling-Pittsburgh  Steel  to  continue  its  operations  and  take  part  in a strengthening steel market.

The  plan  includes  $5  million  in loan  contributions  by the  State  of West
Virginia,  and $7.2 million from the State of Ohio. The company  expects all the contributions to be committed and finalized by the middle of next week.

"This financial support plan involved complex  negotiations,  with participation contingent on the  involvement of other parties.  When  finalized,  this package will ensure that Wheeling-Pittsburgh Steel survives this crisis and that it will continue to provide  thousands of jobs in the Ohio and Mon valleys,"  said James
G. Bradley, President and CEO.

"Were it not for Gov. Bob Wise's heroic  efforts over the past several weeks and the  strong  stand he took last  night in his West  Virginia  State of the State
Message,  this financial  package would not have succeeded,"  Bradley said. "The leadership of Gov. Wise and Gov. Bob Taft of Ohio  demonstrate  their commitment to the  workers  and  families  of the Upper Ohio Valley who depend on the steel industry for their livelihood."

Wheeling-Pittsburgh  Steel is the nation's eighth largest integrated steelmaker, with 4,100 employees and 2.4 million tons of steelmaking capacity.